UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 6, 2016

CNL GROWTH PROPERTIES, INC.

(Exact Name of Registrant as Specified in its Charter)

Maryland	000-54686	26-3859644
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

450 South Orange Ave.

Orlando, Florida 32801

(Address of Principal Executive Offices; Zip Code)

Registrant’s telephone number, including area code: (407) 650-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

Correspondence with Financial Advisors and Broker Dealers

On January 6, 2016, CNL Growth Properties, Inc. (the “Company”) sent a correspondence to financial advisors and broker dealers that participated in the Company’s public offerings notifying them that the Company (i) anticipates announcing on or about January 26, 2016 the estimated net asset value (“NAV”) per share of the Company’s common stock as of December 31, 2015 (the “2015 NAV”), and (ii) will hold a webinar on January 29, 2016, at 3:00 p.m., Eastern Time, to present the estimated 2015 NAV. The text of the correspondence sent to financial advisors and broker dealers is filed as Exhibit 99.1 to this Current Report, and is incorporated herein solely for purposes of this Item 7.01 disclosure.

Pursuant to the rules and regulations of the Securities and Exchange Commission (the “Commission”), the information contained in this Item 7.01 disclosure, including Exhibit 99.1 and the information set forth therein, is deemed to have been furnished and shall not be deemed to be “filed” under the Securities Exchange Act of 1934.

Item 8.01 Other Events

Determination of Net Asset Value Per Share as of December 31, 2015

In order to assist Financial Industry Regulatory Authority (“FINRA”) members and their associated persons who participated in the Company’s public offerings in meeting their customer account statement reporting obligations under National Association of Securities Dealers Conduct Rule 2340 (“NASD Rule 2340”), as required by FINRA, the Company prepares and announces at least annually an estimated NAV per share of the Company’s common stock, the method by which such NAV was developed, and the date of the data used to develop the estimated NAV per share.

As previously disclosed in the Company’s Current Report on Form 8-K filed with the Commission on December 14, 2015, the Company’s Board of Directors and the valuation committee of the Board of Directors, which is comprised solely of independent directors (the “Valuation Committee”), approved the engagement of CBRE Capital Advisors, Inc., an independent investment banking firm (“CBRE Cap”), to assist the Valuation Committee in the preparation of the estimated 2015 NAV. Upon the receipt, analysis and consideration of a valuation report from CBRE Cap, which report will include property level and aggregate valuation analyses of the Company, and a range for the NAV per share of the Company’s common stock as of December 31, 2015 (the “Valuation Report”), and based on such other factors as the Valuation Committee deems beneficial, the Valuation Committee will make a recommendation to the Board of Directors, and the Board of Directors will establish the estimated 2015 NAV. The 2015 NAV will be estimated in accordance with the Company’s valuation policy and certain methodologies set forth by the Investment Program Association, a trade association for non-listed direct investment vehicles (“IPA”), in IPA Practice Guideline 2013-01 “Valuations of Publicly Registered Non-Listed REITs.”

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

      99.1             Text of correspondence to financial advisors and broker dealers.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 6, 2016		CNL GROWTH PROPERTIES, INC. a Maryland Corporation

	By:	/s/ Scott C. Hall
Scott C. Hall
Senior Vice President of Operations